                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 1, 2003

                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I")
-------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)

                                     033-94190
                                     333-04607
                                     333-43173
                                     333-74303
                                     333-68236
                                     333-83484
                                     333-84400
       United States                 333-103210                22-2382028
----------------------------  --------------------------   --------------------
(State or other jurisdiction  (Commission File Numbers)       (IRS Employer
     of incorporation)                                      Identification No.)


White Clay Center, Building 200, Newark, DE                   19711
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5. Other Events:

         On October 1, 2003, the Chase Credit Card Master Trust (the "Trust") added to its portfolio credit card receivables in a group of 1,110,213 accounts, with a total outstanding principal amount of $2,462,588,091.21. The total outstanding principal amount of receivables in the trust portfolio after the October 1, 2003 addition was $35,832,743,334.23. The management of Chase Manhattan Bank USA, N.A. believes that the addition of the new credit card receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



Item 7.  Exhibit    Description
         -------    ---------------

         10.1 Assignment No. 29 of Receivables in Additional Accounts, dated October 1, 2003.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 8, 2003

                                        JPMorgan Chase Bank
                                        (f/k/a The Chase Manhattan Bank),
                                        as Servicer


                                        By:  /s/ Miriam Haimes
                                        -----------------------------------
                                        Name:    Miriam Haimes
                                        Title:   Vice President

                               INDEX TO EXHIBITS
                               ------------------

Exhibit No.         Description
-----------         -----------------
  10.1              Assignment No. 29 of Receivables on Additional
                    Accounts, dated October 1, 2003.